TrueShares Seasonality Laddered Buffered ETF

Summary Prospectus

January 20, 2025

Trading Symbol: ONEZ

Listed on Cboe BZX Exchange, Inc.

www.true-shares.com

Before you invest, you may want to review the TrueShares Seasonality Laddered Buffered ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated January 20, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.true-shares.com. You can also get this information at no cost by calling (877) 774-8783 or by sending an e-mail request to info@true-shares.com.

Investment Objective

The investment objective of TrueShares Seasonality Laddered Buffered ETF (the “Fund”) is capital appreciation with the potential for lower volatility relative to the broader U.S. large cap equity market.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.79%
Total Annual Fund Operating Expenses	0.98%

[1]	The Fund’s adviser has agreed to pay substantially all expenses of the Fund out of its unitary management fee, including the cost of transfer agency, custody, fund administration, securities lending and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the Fund’s adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated amounts for the initial fiscal year.
[3]	Acquired Fund Fees and Expenses (“AFFE”), which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$100	$312

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, the portfolio turnover rate is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by using a fund-of-funds approach. The Fund’s investment adviser, TrueMark Investments, LLC, invests in a portfolio of ETFs with returns (before fees and expenses) linked to a broad-based securities market price index representing 500 U.S. predominantly large capitalization companies (the “Index”) and ETFs with an investment strategy significantly exposed to securities or indexes that are representative of U.S. large capitalization companies. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of investment. As of November 29, 2024, a significant portion of the Index is represented by securities of companies in the technology sector. The components of the Index are likely to change over time. The Index-linked ETFs employ a buffered strategy and the other ETFs employ a general hedging strategy.

Buffered refers to a strategy that uses options to seek to mitigate losses. The Buffered ETFs (defined below) selected by the adviser employ a “buffer protect” options strategy that uses options on the Index or an ETF that seeks to track the performance of the Index to seek to achieve exposure to the upside performance of the Index over a 12-month period (an “Investment Period”) (before fees and expenses) while seeking to protect against the first 8% to 12% of Index losses (before fees and expenses) over the duration of the Investment Period. However, the Buffered ETFs will bear all Index losses exceeding their respective buffer.. The buffer is designed to provide the stated protection only if shares of a Buffered ETF are purchased on the first day of an Investment Period (an “Initial Investment Day”) and held until the last day of the Investment Period. The Buffered ETFs’ performance during an Investment Period may not provide the protection of the buffer. At the conclusion of each one-year Investment Period, a new one-year Investment Period begins and the buffer is reset. Due to the fees and expenses of the Buffered ETFs, and partially due to the cost of the options used by the Buffered ETFs, a Buffered ETF’s performance is expected to be less than that of the Index, and could be substantially less. Each Buffered ETF also invests in U.S. Treasury bills or money market funds that invest in U.S. Treasury bills, which contributes income and partial principal protection to each Buffered ETF’s return profile. Unlike the Buffered ETFs, the Fund itself does not pursue a buffered strategy. The buffer is only provided by the Buffered ETFs and the Fund itself does not provide any stated buffer against losses.

Laddered in the Fund’s name refers to the adviser’s selection of a portfolio of the Buffered ETFs that, in total, represent a reset in each of the 12 months, January through December. The adviser believes this time ladder approach will help reduce the risk of single-month unfavorable outcomes. It creates diversification of investment time periods compared to the risk of acquiring or disposing of any one Buffered ETF at any one time, which mitigates the risk of failing to benefit from the buffer of a single Buffered ETF due to the timing of investment in such Buffered ETF. Depending on when the Fund acquires shares of a Buffered ETF, even with a laddered approach, the buffer of a Buffered ETF may be exhausted and the Fund may receive no benefit from the buffer unless the Fund acquires shares of the Buffered ETF on an Initial Investment Day. The Fund does not typically buy shares on the Initial Investment Day nor sell shares at the end of an Investment Period. Because of the timing of the Fund’s purchases and sales of the Buffered ETFs, the Fund will likely not receive the full benefit of the Buffered ETFs’ buffers.

The Hedged ETFs (the TrueShares Quarterly Bull Hedge ETF (the “Bull ETF”) and the TrueShares Quarterly Bear Hedge ETF (the “Bear ETF”)) selected by the adviser employ a more general hedging strategy to protect against market losses, typically over rolling three-month periods. The Bull ETF aims to provide the benefits of partial equity exposure while mitigating the risk posed by a decline in U.S. equity markets and the Bear ETF aims to provide substantial protection of principal and generation of interest income while maintaining the potential to create positive returns in the event of a decline in U.S. equity markets. Each Hedged ETF seeks to achieve its goals by investing substantially all its assets in a portfolio of high quality short-term fixed-income income debt securities. The Hedged ETFs anticipate a typical maturity of three months for their income portfolio but may invest in securities with a duration of one-year or less. The Hedged ETFs also invest without restriction as to issuer type but anticipate investing primarily in securities of the U.S. Government, its agencies, instrumentalities and sponsored enterprises; fixed-income ETFs; and corporations. The Bull ETF combines this income component with a modest investment in call options on securities or indexes that are representative of U.S. large capitalization companies, whereas the Bear ETF combines the income component with a modest investment in put options on securities or indexes that are representative of U.S. large capitalization companies. The Hedged ETFs are designed to provide protection of at least 98% of principal on a quarter-to-quarter basis. The Hedged ETFs and Buffered ETFs are each an “Underlying ETF.”

The adviser adjusts the Fund’s portfolio monthly based upon its proprietary historical seasonality ratings scale, which incorporates the historical monthly performance tendencies of U.S. large cap equities beginning in 1927. This rating scale assigns each month an expected performance rank from 1 to 12. Based on a month’s expected performance, the adviser will adjust the Fund’s portfolio among the 14 constituent Underlying ETFs. The adviser considers the amount of equity upside each Underlying ETF is expected to capture in an attempt to optimize the expected gains of the Fund’s portfolio as a whole. For example, an Underlying ETF that had its buffer set when U.S. large cap equity prices were higher, would tend to rise less than U.S. large cap equity prices in general. That is, it would have less than one-for-one “upside sensitivity” to U.S. large cap equity prices. Each month, the adviser evaluates the upside sensitivity of each Underlying ETF and maximizes exposure for months with the highest expected performance rank, subject to certain minimum and maximum limits on each Underlying ETF. The Fund invests between 4.0% and 12.5% in each Buffered ETF and between 2.5% and 11.25% in each Hedged ETF. The Fund intends only to acquire shares of Underlying ETFs in the secondary market.

Under normal market conditions, the adviser anticipates that the Fund will invest 85-90% of its assets in the Buffered ETFs and 10-15% of its assets in the Hedged ETFs. The adviser believes that the Fund’s link to the Index will support the capital appreciation aspect of the Fund’s investment objective in rising markets, while the buffered and hedged dimension will support the lower volatility aspect of the Fund’s investment objective.

The buffered ETFs in which the Fund typically invests are the TrueShares Structured Outcome (January) ETF, TrueShares Structured Outcome (February) ETF, TrueShares Structured Outcome (March) ETF, TrueShares Structured Outcome (April) ETF, TrueShares Structured Outcome (May) ETF, TrueShares Structured Outcome (June) ETF, TrueShares Structured Outcome (July) ETF, TrueShares Structured Outcome (August) ETF, TrueShares Structured Outcome (September) ETF, TrueShares Structured Outcome (October) ETF, TrueShares Structured Outcome (November) ETF, and TrueShares Structured Outcome (December) ETF (each a “Buffered ETF” and collectively, the “Buffered ETFs”). The hedging ETFs in which the Fund invests are the Bull ETF and the Bear ETF (collectively, the “Hedged ETFs”). The adviser to the Fund also serves as the investment adviser to the Buffered ETFs and Hedged ETFs.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

The Fund may engage in frequent trading of the Underlying ETFs’ shares.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

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Active Management Risk. The adviser’s judgments about an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance. Allocations among Buffered ETFs and Hedged ETFs may not produce capital appreciation or lower volatility; and may not be effective in protecting against loss.

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Buffered Loss Risk. There can be no guarantee that a Buffered ETF will be successful in its strategy to provide buffer protection against Index losses if the Index decreases over the Investment Period by 8% to 12% or less. If the Index decreases over an Investment Period by more than 8% to 12%, the Fund may lose its entire investment in the Buffered ETF. Each Buffered ETF’s strategy seeks to deliver returns that track the Index (but will be less than that of the Index due to the Buffered ETFs’ operating expenses as reflected in the fee table, and partially due to the cost of the options used by a Buffered ETF), while limiting downside losses, if shares of the Buffered ETF are bought on its Initial Investment Day and held for the duration of the Investment Period. In the event the Fund purchases shares of the Buffer ETF after the Initial Investment Day or sells shares prior to the end of the Investment Period, the buffer that the Buffered ETF seeks to provide may not be available. A Buffered ETF does not provide full protection of principal and is only designed to protect against declines of less than 8% to 12% in the value of the Index. The Fund may experience significant losses on its investment, including the loss of its entire investment.

●     Purchase and Sale Timing Risk. The Buffered ETFs are designed to protect against the first 8% to 12% decline (before fees and expenses and the small effect of the cost of the options) in the value of the Index and provide for participation in any gains (before fees and expenses and the small effect of the cost of the options) of the Index for an Investment Period. Because the options purchased and written by a Buffered ETF will expire on the next Initial Investment Day, if the Fund purchases or sell shares of a Buffered ETF on a date other than an Initial Investment Day or if the Fund holds shares for more or less than the duration of an Investment Period, the value of the Fund’s investment may not be protected against the first 8% to 12%  (before fees and expenses and the small effect of the cost of the options) of Index losses and may not participate in any gain in the value of the Index. If the Fund purchases Buffered ETF shares during an Investment Period at a time when the Buffered ETF has decreased in value by 12% or more (before fees and expenses and the small effect of the cost of the options) from the value of the Buffered ETF on the Initial Investment Day, the Fund’s buffer with respect to that investment will essentially be zero (meaning the Fund can lose its entire investment). The value of the options purchased and written by a Buffered ETF is dependent on, among other factors, the value, implied volatility, and implied dividend rate of the Index and interest rates, any or all of which may vary, sometimes significantly, during the period from the most recent Initial Investment Day to the next Initial Investment Day. Consequently, the value of the Buffered ETF may not directly track changes in the value of the Index in between Initial Investment Days.

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FLEX Options Risk. The Underlying ETFs invest in FLEX Options issued and guaranteed for settlement by the OCC. The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC cannot meet its obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be more illiquid than other securities, including traditional options. To the extent that the FLEX options may not be expected to experience regular trading, the FLEX options held by the Underlying ETFs may be valued based on a price quotation or other equivalent indication of value supplied by a pricing service, rather than based on a price last traded on an exchange. In less liquid markets for FLEX options, the Underlying ETFs may have difficulty entering into or closing out certain positions at designated times and/or prices. To the extent market participants are not willing or able to enter into FLEX option transactions with the Underlying ETFs at prices that reflect the market price of the shares, the Underlying ETF’s NAV and, in turn the share price of the Underlying ETF, could suffer significant losses. As a FLEX option approaches its predetermined expiration date, its value typically moves in parallel with the value of its underlying reference asset. However, prior to such date, the value of the FLEX options may not increase or decrease at the same rate as the reference asset’s share price on a day-to-day basis. The value of the underlying FLEX options will be affected by many market factors, such as changes in the reference asset’s share price, interest rates, the volatility of the reference asset, and the remaining time to until the FLEX options expire.

●	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. As the buyer of a call option, an Underlying ETF risks losing the entire premium invested in the option if the Underlying ETF does not exercise the option. As the seller of a put option, the Underlying ETF will lose money if the value of the reference index or security falls below the strike price and the buyer exercise the option; however, such loss will be partially offset by any premium received from the sale of the option.

●	Derivatives Risk. Options are a derivative investment. The Underlying ETFs’ use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset or index. Derivative prices may be highly volatile at times and may fluctuate substantially during a short period of time.

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Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

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Underlying Funds Risk. The Fund, as a shareholder of the Underlying ETFs, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying ETFs. Further, due to the fees and expenses paid by the Fund, as well as variations in the Fund’s actual allocations to the Underlying ETFs, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying ETFs.

●	Sector Concentration Risk. The Underlying ETFs may focus their investments in securities of a particular sector or group of sectors. Economic, legislative or regulatory developments may occur that significantly affect such sector or group of sectors. This may cause the Underlying ETFs, and thereby the Fund’s, net asset value to fluctuate more than that of a fund that does not focus in a particular sector or group of sectors. The Underlying ETFs, and thereby the Fund, have significant exposure to the technology sector. Technology companies face intense competition and potentially rapid product obsolescence. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

●	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	Equity Market Risk. The Underlying ETFs invest in options on the Index or ETFs with an investment strategy significantly exposed to the performance of the Index, which are made up of common stocks. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

●	ETF Structure Risks. The Fund and the Underlying ETFs are ETFs, and, as a result of an ETF’s structure, the Fund and the Underlying ETFs are exposed to the following risks (for purposes of this risk factor, all references to “Fund” include the Fund and the Underlying ETFs):

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

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Fixed Income Securities Risk. When an Underlying ETF invests in fixed income securities, the value of the Fund’s investment in the Underlying ETF will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Underlying ETF. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Underlying ETF later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Underlying ETF, possibly causing the Underlying ETF’s, and thereby the Fund’s, share price and total return to be reduced and fluctuate more than other types of investments.

●	Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

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Options Tax Risk. An Underlying ETF’s investments in offsetting positions with respect to the Index may be considered “straddles” for U.S. federal income tax purposes. If positions held by an Underlying ETF were treated as “straddles” for federal income tax purposes, or the Underlying ETF’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Underlying ETF’s gains and losses with respect to straddle positions.

●	Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

●	U.S. Government Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Performance

As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.True-Shares.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman, Portfolio Manager of TrueMark Investments, LLC and Quantitative Risk Manager of RiverNorth Capital Management, LLC, has served the Fund as portfolio manager since it commenced operations in January 2025.

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.